                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 20, 2006
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                                LYNCH CORPORATION
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               (Exact Name of Registrant as specified in Charter)

           Indiana                          1-106                38-1799862
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(State or other jurisdiction             (Commission            (IRS Employer
      of incorporation)                  File Number)        Identification No.)

140 Greenwich Avenue, 4th Floor, Greenwich, CT                           06830
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   (Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        REGULATION FD DISCLOSURE.

         On June 20, 2006, Lynch Corporation (the "Company") held its Annual
Meeting of Shareholders. The Company's Chief Executive Officer, John C. Ferrara,
stated that based upon current information, the financial results for the quarter ended June 30, 2006 are not expected to be an improvement compared to the quarter ended June 30, 2005. Mr. Ferrara stated that that primary reason for this lack of improvement is the sales of certain higher margin CRT machines in
2005 that will not be repeated in 2006. Mr. Ferrara stated that based upon current information, the financial results for second half of this fiscal year are expected to be an improvement over the quarter ended June 30, 2006. Mr.
Ferrara further stated that based on current information, the financial results for the fiscal year ended December 31, 2006 are expected to be similar to those for the fiscal year ended December 31, 2005.

         Mr. Ferrara also stated that the Company may be required to take additional write-downs relating to the sales of certain machines by Lynch
Systems, Inc., the Company's wholly-owned subsidiary. In early 2004, the Company entered into a number of long-term contracts with a glassware manufacturer. A number of these contracts have been successfully completed and the Company has billed and collected in excess of $2 million. The Company currently has uncollected billed receivables of $600,000 for machines that have been shipped, but are not fully operational to the customer's satisfaction. In addition, the
Company has unbilled receivables of $700,000 for machines that have not yet been shipped per the customer's request. The Company is actively working to resolve these issues.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LYNCH CORPORATION

                                               By: /s/ Eugene Hynes
                                                   -----------------------------
                                                   Eugene Hynes
                                                   Vice President

June 20, 2006